Pension Benefits (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Components of net periodic pension cost relating to the Benefit Plans
Service cost	$ 8,829	$ 8,345	$ 9,753
Interest cost	5,167	5,148	4,548
Expected return on plan assets	(5,805)	(5,431)	(4,624)
Amortization of net actuarial loss	371	281	1,394
Other	421	(3,390)	184
Net cost	$ 9,215	$ 5,167	$ 11,255